©2023 DISCOVER FINANCIAL SERVICES Exhibit 99.3 1Q23 Financial Results April 19, 2023

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

1Q23 Highlights 3 • 1Q23 net income of $1.0Bn; diluted EPS of $3.58; and return on equity of 27% • Strong results amid challenging operating conditions ◦ Record deposit growth of 17% YOY and 7% QOQ; accessed multiple funding channels at attractive cost ◦ Loan growth of 21% YOY driven by disciplined new account origination, 9% sales growth and payment rate moderation ◦ Credit metrics continue to normalize consistent with our expectations • Strong capital position and highly capital-generative model supports organic growth and sustained return to shareholders; Board of Directors approved new capital actions ◦ $2.7Bn share repurchase authorization expiring June 30, 2024 ◦ Increased common dividend by 17% to $0.70 • Well-positioned to generate attractive returns through a range of economic environments

• Revenue net of interest expense was $3.8Bn, up 29%, due to higher net interest income and prior year losses on equity investments • Net interest margin was 11.34%, up 49 bps primarily driven by higher market rates, partially offset by higher funding costs, higher interest charge-offs and slightly higher promotional balances • Provision for credit losses increased by $948MM reflecting a $385MM reserve build in the current year compared to a $175MM release in the prior year and a $382MM increase in net charge-offs • Expenses increased $253MM, or 22%, due to higher employee compensation, professional fees and marketing expense 1Q23 Summary Financial Results Key Points 4 $1,242 $653 $198 $(948) $(253) $84 $976 1Q22 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 1Q23 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 1Q23 $ 3,132 $ 621 $ 1,102 $ 1,383 $ 292 1Q22 $ 2,479 $ 423 $ 154 $ 1,130 $ 376 B/(W) $ 653 $ 198 $ (948) $ (253) $ 84 EPS $ 4.22 $ 1.76 $ 0.53 $ (2.55) $ (0.68) $ 0.30 $ 3.58

DISCOVER 1Q23 Net Interest Income Drivers



NIM on Loans
10.85%
10.94%
11.05%
11.27%
11.34%
1Q22
2Q22
3Q22
4Q22
1Q23



Loan Growth ($Bn)
$3.2
$6.9
$9.6
$73.8
$3.5
$7.1
$9.4
$79.2
$3.9
$7.7
$9.7
$83.6
$4.3
$8.0
$9.7
$90.1
$4.6
$8.4
$9.9
$89.8
1Q22
2Q22
3Q22
4Q22
1Q23
Card +22% YOY
Organic Student +3% YOY
Personal +21% YOY
Other + 46% YOY

	1Q22	2Q22	3Q22	4Q22	1Q23
Total Loan Yield	11.80%	12.00%	12.67%	13.53%	14.06%

Total Loans +21% YOY



Funding Mix (%), Average Balance (1)
11%
7%
11%
71%
10%
9%
11%
70%
10%
10%
15%
65%
9%
9%
18%
64%
8%
9%
17%
66%
1Q22
2Q22
3Q22
4Q22
1Q23
DTC and Affinity Deposits
Brokered & Other Deposits
Securitized Borrowing
Unsecured Borrowing

	1Q22	2Q22	3Q22	4Q22	1Q23
Net Funding Rate[2]	0.95%	1.06%	1.62%	2.26%	2.72%

Consumer Deposits +17% YOY

Key Points

- NIM on loans was 11.34%, up 7bps QOQ as favorable loan yields were partially offset by higher net funding costs
- Total loan yield was up 53bps QOQ primarily due to higher prime rate, partially offset by higher interest charge-offs
- The net funding rate increased by 46bps QOQ, reflecting higher consumer deposit pricing, partially offset by higher securities yields
- Consumer deposits were up 7% QOQ; we continue to target 70-80% deposit funding

Note(s)
1. DTC and Affinity Deposits include checking and reflect both interest-bearing and non-interest bearing consumer deposits
2. Net Funding Rate reflects interest expense, net of interest income from other interest-earning assets, as a percentage of average receivables

5

Note(s) 1. Rewards rate represents credit card rewards cost divided by Discover Card sales volume • Net interest income increased primarily due to higher loan receivables and margin expansion • Net discount and interchange revenue was driven by higher sales volume partially offset by increased rewards costs • Loan fee income increased primarily reflecting higher late fees • The rewards rate was 1.41%, up 5bps YOY and down 1bp QOQ 1Q23 Revenue 6 Key Points Inc / (Dec) ($MM) 1Q23 1Q22 $ % Net Interest Income 3,132 2,479 653 26% Net Discount/Interchange Revenue 341 320 21 7% Protection Products Revenue 43 44 (1) (2%) Loan Fee Income 166 140 26 19% Transaction Processing Revenue 67 57 10 18% Gain/(Loss) on Equity Investment (18) (162) 144 89% Other Income 22 24 (2) (8%) Total Non-Interest Income 621 423 198 47% Revenue Net of Interest Expense $3,753 $2,902 $851 29% Change 1Q23 1Q22 QOQ YOY Discover Card Sales Volume ($MM) $50,588 $46,329 (9) % 9% Rewards Rate (1) 1.41% 1.36% -1bps 5bps $2,902 $653 $21 $(1) $26 $10 144 $(2) $3,753 1Q22 Rev Net of Int Exp Net Interest Income Net Discount/ Interchange Protection Products Loan Fee Income Transaction Processing Gain/ (Loss) on Equity Investments Other Income 1Q23 Rev Net of Int Exp Year-Over-Year Revenue ($MM)

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense • Employee compensation increased due to higher headcount • Marketing was up primarily due to investments in consumer banking, card acquisition, and brand • Professional fees increased due to investment in technology and consulting costs 1Q23 Operating Expense Inc / (Dec) ($MM) 1Q23 1Q22 $ % Employee Compensation and Benefits $625 $500 125 25% Marketing and Business Development 241 192 49 26% Information Processing & Communications 139 125 14 11% Professional Fees 232 177 55 31% Premises and Equipment 22 24 (2) (8%) Other Expense 124 112 12 11% Total Operating Expense $1,383 $1,130 $253 22% Operating Efficiency(1) 36.8% 38.9% (210) bps 7 Key Points Year-Over-Year Expense ($MM) $1,130 $125 $49 $14 $55 $10 $1,383 1Q22 Expense Employee Comp Marketing Info Processing Professional Fees All Other 1Q23 Expense

• Higher credit card net charge- off rate primarily driven by normalization of the portfolio • Student loan net charge-offs in line with upper range of historical performance • Personal loan net charge-offs migrating toward historical performance 1Q23 Key Credit Metrics 8 Key PointsChange 1Q22 4Q22 1Q23 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $73,783 $90,113 $89,755 (0.4)% 21.6% Net Principal Charge-off Rate 1.84% 2.37% 3.10% 73 bps 126 bps 30-Day Delinquency Rate 1.77% 2.53% 2.76% 23 bps 99 bps Private Student Loans Ending Loan Balance ($MM) $10,314 $10,308 $10,480 1.7% 1.6% Net Principal Charge-off Rate 0.69% 1.33% 1.04% (29) bps 35 bps 30-Day Delinquency Rate 1.62% 2.05% 2.02% (3) bps 40 bps Personal Loans Ending Loan Balance ($MM) $6,904 $7,998 $8,374 4.7% 21.3% Net Principal Charge-off Rate 1.12% 1.49% 1.94% 45 bps 82 bps 30-Day Delinquency Rate 0.69% 0.80% 0.91% 11 bps 22 bps Total Loans Ending Loan Balance ($MM) $93,471 $112,120 $112,674 0.5% 20.5% Net Principal Charge-off Rate 1.61% 2.13% 2.72% 59 bps 111 bps 30-Day Delinquency Rate 1.64% 2.30% 2.48% 18 bps 84 bps

9 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at December 31, 2022 $5,883 $839 $595 $57 $7,374 Reserve rate 6.53% 8.14% 7.44% N/A 6.58% Cumulative effect of ASU No. 2022-02 adoption (66) — (2) — (68) Provision for credit losses 1,002 60 68 5 1,135 Net Charge-offs (684) (27) (39) — (750) Balance at March 31, 2023 $6,135 $872 $622 $62 $7,691 Reserve rate 6.84% 8.32% 7.43% N/A 6.83% 1 Total Loan Reserve Rate 7.11% 6.80% 6.73% 6.58% 6.83% 1Q22 2Q22 3Q22 4Q22 1Q23 Allowance for Credit Losses 1 Adjusting for an elevated level of transactor spend in 4Q22, the 1Q23 reserve rate was ~15bps higher QOQ 1

DISCOVER

Capital Position & Capital Return Trends

Capital Position



14.8%
13.1%
13.3%
12.3%
11.1%
11.2%
93%
77%
76%
51%
67%
79%
2018
2019
2020
2021
2022
1Q23
Common Equity Tier 1 (CET1) Capital Ratio(1) (%)
TTM Payout Ratio(2) (%)

Capital Return[3]



$0.70
$0.60
$0.60
$0.50
$0.44
$0.44
$0.40
$2.1
$1.8
$0.3
$2.3
$2.4
$1.2
$2.7
2018
2019
2020
2021
2022
1Q23
New 5Q Authorization (2Q23-2Q24)
Share Repurchases ($Bn)
Quarterly Dividend per Share

Key Points

- The Common Equity Tier 1 ratio of 12.3% declined 100bps sequentially reflecting share repurchase activity and loan growth
- The Board of Directors approved a $2.7Bn share repurchase authorization expiring June 30, 2024, and a 17% increase in the common dividend to $0.70 per share
- Unrealized loss on the available for sale securities portfolio, net of tax, was $45MM as of March 31, 2023 [4]

Note(s)

1. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule
2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months' Capital Return to Common Stockholders divided by the trailing twelve months' Net Income Allocated to Common Stockholders
3. Quarterly dividend per share figures for 2018 through 2022 represent year-end levels
4. As a category IV bank, Discover elects to opt-out of including AOCI in CET1 Capital; due to this, changes in AOCI do not impact CET1 Capital

10

11 2023 Perspective Previous Current Loan Growth • Expect loan growth to be low double digits • Expect loan growth to be low to mid-teens Net Interest Margin • Expect NIM to be modestly higher vs. full year 2022 • No change Operating Expense • Expect total operating expense to be up less than 10% from prior year • No change Net Charge-offs • Expect full year average net charge-off rate of 3.5-3.9% • Tightened the full year average net charge-off rate range by 10bps to 3.5-3.8% Capital Management • $2.8Bn remains under the current share repurchase plan authorization that expires June 30, 2023 • $2.7Bn share repurchase plan authorization expires June 30, 2024

Appendix

1Q23 Asset Yield & Liabilities Rate 1Q23 4Q22 1Q22 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $112.0 14.06% $108.0 13.53% $92.7 11.80 % Other Interest-Earning Assets 20.2 3.87% 20.0 3.42% 15.8 1.03 % Total Interest-Earning Assets $132.2 12.51% $128.0 11.96% $108.5 10.23% 1Q23 4Q22 1Q22 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits (1) (2) $72.0 3.23% $66.9 2.55% $61.5 0.62 % Brokered Deposits and Other 19.3 3.87% 19.2 3.50% 9.2 2.03 % Interest Bearing-Deposits 91.2 3.36% 86.1 2.76% 70.6 0.80 % Borrowings 19.1 4.03% 19.5 3.84% 17.9 2.68 % Total Interest-Bearing Liabilities $110.3 3.48% $105.6 2.96% $88.5 1.18% 13 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

Credit Performance Trends

Total Company Loans


2.38
2.48
2.12
1.46
1.37
1.61
1.80
1.71
2.13
2.72
1.89
1.67
1.34
1.40
1.55
1.64
1.63
1.94
2.30
2.48
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans


2.63
2.80
2.45
1.65
1.50
1.84
2.01
1.92
2.37
3.10
2.07
1.85
1.43
1.48
1.66
1.77
1.76
2.11
2.53
2.76
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans


1.39
1.20
1.34
1.55
1.55
1.62
1.66
1.94
2.05
2.02
0.71
0.53
0.53
0.68
0.80
0.69
1.08
0.91
1.33
1.04
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23
NCO rate (%)
30+ day DQ rate (%)

Personal Loans


2.79
2.80
1.80
1.11
1.21
1.12
1.21
1.14
1.49
1.94
1.08
0.84
0.69
0.71
0.69
0.69
0.63
0.69
0.80
0.91
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23
NCO rate (%)
30+ day DQ rate (%)

14

YOY YOY YOY YOY 1Q23 Payments Volume ($Bn) Discover Network • Discover Network volume was up 8% reflecting the increase in Discover card sales volume • PULSE volume was up 9% driven by increased debit transaction volume • Diners volume was up 28% from the prior year reflecting improvement in global T&E and corporate spending • Network Partners was down 1% YOY driven by lower transaction volume Key Points $48.1 $55.8 $56.6 $58.1 $51.8 1Q22 2Q22 3Q22 4Q22 1Q23 $59.8 $63.0 $63.4 $66.8 $65.3 1Q22 2Q22 3Q22 4Q22 1Q23 $7.2 $8.4 $8.8 $9.2 $9.2 1Q22 2Q22 3Q22 4Q22 1Q23 $10.7 $11.5 $11.9 $10.4 $10.6 1Q22 2Q22 3Q22 4Q22 1Q23 Diners (1) PULSE Network Partners 8% 9% 28% (1%) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 9% YOY 15